HSBC Investor Funds
(the “Trust”)

HSBC Investor Global Emerging Markets Fixed Income Fund
(the “Fund”)

Supplement Dated December 24, 2009
to the Statement of Additional Information
Dated February 27, 2009

     The Statement of Additional Information (“SAI”) of the Fund is supplemented as follows:

The last paragraph of the sub-heading “Fixed Income Funds” in the section of the SAI entitled “Investment Restrictions” beginning on Page 52 is replaced in its entirety by the following:

     In applying fundamental policy number 7, the Fund treats each foreign government’s debt as a separate industry.

      In addition to the forgoing amendment, the SAI of the Fund is further supplemented in the following manner:

The last paragraph of the section entitled “GEM Fixed Income Fund”, appearing in the section of the SAI entitled “Investment Objective, Policies and Restrictions” on Page 6 is replaced in its entirety with the following:

     The Fund may use derivatives to the extent set forth in the Prospectus, as supplemented by the additional disclosures in this SAI. The Fund may use derivatives, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities and swaps (swaptions), primarily for hedging or cash management purposes. It may also do so to enhance return when the Subadviser believes the investment will assist the Fund in achieving its investment objective.

The last row of the table appearing under the sub-heading “Investment Adviser” in the section of the SAI entitled, “Investment Advisory and Other Services,” beginning on Page 67 is replaced in its entirety by the following:

FUND OR PORTFOLIO	ASSET RANGE	FEE

GEM Fixed Income Fund	On all Assets	0.50%

The table entitled “Halbis (Subadviser to the Fixed Income Funds)” appearing under the sub-heading “Portfolio Managers” in the section of the SAI entitled “Investment Advisory and Other Services” on Page 71 is replaced in its entirety with the following:

Other Accounts with
Performance-Based Fees/
	Other Accounts Managed^			Total Assets in Accounts
	Other			Number &
Names of	Registered			Type of	Total Assets
Portfolio	Investment	Other Pooled		Accounts	in such
Managers on	Companies	Investment Vehicles		in this	Accounts,
Team	(“RICs”)	(“PIVs”)	Other Accounts	Category	if any

Arif Joshi	0	3	11	3	$691.5M USD

Denise S. Simon

^For each additional account listed, each portfolio manager that is a member of the team participates in managing the account in the same manner as described in the prospectus in relation to the Fund. In other words, the structure of the team and functions of the individual members of the team are the same for each account managed. For each team, the information is the same for each team member.

The first paragraph of the section entitled “Fixed Income Funds”, appearing in the section of the SAI entitled “SUBADVISERS” on Page 69, is replaced in its entirety with the following:

     Halbis Capital Management (USA) Inc. (“Halbis”), located at 452 Fifth Avenue, New York, NY 10018, serves as the Subadviser of the GEM Fixed Income Fund as well as the HSBC Investor Short Duration Fixed Income Fund which is covered under a separate Statement of Additional Information.

     INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE